UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21954
                                                     ---------

                          OPPENHEIMER BARING JAPAN FUND
                          -----------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                         Date of fiscal year end: MAY 31
                                                  ------

                      Date of reporting period: 05/31/2007
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Chemicals                                                                  12.4%
--------------------------------------------------------------------------------
Commercial Banks                                                            9.3
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          7.9
--------------------------------------------------------------------------------
Real Estate Management & Development                                        6.8
--------------------------------------------------------------------------------
Multiline Retail                                                            6.5
--------------------------------------------------------------------------------
Trading Companies & Distributors                                            5.8
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    5.7
--------------------------------------------------------------------------------
Machinery                                                                   5.2
--------------------------------------------------------------------------------
Metals & Mining                                                             4.8
--------------------------------------------------------------------------------
Household Durables                                                          4.2

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2007, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Hitachi Ltd.                                                                5.5%
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group, Inc.                                       5.2
--------------------------------------------------------------------------------
Nippon Steel Corp.                                                          4.8
--------------------------------------------------------------------------------
Shin-Etsu Chemical Co.                                                      4.6
--------------------------------------------------------------------------------
Mitsui & Co. Ltd.                                                           4.3
--------------------------------------------------------------------------------
Mitsui Fudosan Co. Ltd.                                                     4.3
--------------------------------------------------------------------------------
Matsushita Electric Industrial Co.                                          4.2
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                                        4.1
--------------------------------------------------------------------------------
Marui Co. Ltd.                                                              3.9
--------------------------------------------------------------------------------
Nomura Securities Co. Ltd.                                                  3.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2007, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.

--------------------------------------------------------------------------------


                        6 | OPPENHEIMER BARING JAPAN FUND

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--------------------------------------------------------------------------------

PORTFOLIO ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Stocks                          95.8%
Cash Equivalents                 4.2

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2007, and are based on the total market value of investments.

--------------------------------------------------------------------------------


                        7 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED MAY 31, 2007, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE. Oppenheimer Baring Japan Fund's Class A shares (without sales charge) returned -1.90% since inception, only slightly behind the Tokyo Stock Price Index (the "Index") which declined by -1.84% over the same period. The Fund was negatively impacted by the volatility in the Japanese market as well as by disappointment in some of our stock selection over the period. However, sector allocation during the period contributed positively--our overweight exposure to the machinery sector and underweight exposure to the communications sector relative to the Index were amongst the top positive contributors.

      The investment objective of Oppenheimer Baring Japan Fund is to achieve long-term capital appreciation by investing in economic sectors in Japan through securities of any country and/or economic sectors throughout the world represented in Japanese markets.

      In selecting stocks for the Fund, we seek under-recognized investment opportunities based on the concept of "neglected alpha"--the identification of companies overlooked by other investors with the potential to deliver returns in excess of the broader market. Our rigorous program of quantitative and fundamental research, including over 600 company visits this year, is designed to identify beneficiaries of the changing environment in Japan early, so we can incorporate them in the portfolio. We seek to avoid companies where we believe there is potential for earnings disappointment and where investors seem complacent.

      The main detractors from performance included the financial services group Sumitomo Mitsui Financial Group, Inc., customer relationship manager Prestige International, Inc., technology company Soshin Electric Co. Ltd., and materials manufacturer, Nippon Shokubai Co. Ltd.

      Sumitomo Mitsui Financial Group suffered from weaker demand for loans over the period. We continue to hold the position in the Fund, as we anticipate that consumer demand and loan profitability will gradually increase over the medium term. Prestige International reported earnings growth that was weaker than expected and also suffered from negative investor sentiment for small-cap investments during the period. Despite this, we believe the long-term growth story is still intact, and so we continue to hold the position in the Fund. Soshin Electric Co., a manufacturer of cellular phone components, saw a negative reaction following a decrease in demand for components from Motorola. In spite of this, we have kept the position in the Fund, as we believe the valuation for this company has become more attractive and the fundamentals remain sound. Nippon Shokubai, which supplies chemicals to automotive manufacturers, disappointed as earnings guidance was

--------------------------------------------------------------------------------


                        8 | OPPENHEIMER BARING JAPAN FUND
weaker than expected. We believe the prospects for this company remain bright, and with valuations now increasingly attractive, we will continue to hold the position in the Fund.

      The top contributors to performance in the Fund relative to the Index during the period were Japan Steel Works, a machinery and industrials company, Mitsui Fudosan Co. Ltd., a company specializing in real estate, industrial manufacturer Nippon Steel Corp., and car parts and electronic parts producer, NOK Corp.

      The Japan Steel Works Ltd., a manufacturer of industrial equipment, rose as increased construction of nuclear plants worldwide contributed to earnings, and we have sold our position and took profits. Nippon Steel, a producer of steel for use in autos and industrial machinery, performed well, as strong demand for high end steels and the consolidation in the global steel industry contributed positively. We will continue to hold the position. Mitsui Fudosan reacted well during the period to investors' belief that real estate companies are planning to increase rents in central Tokyo; action that may be followed closely in other metropolitan regions following increased demand for office space country-wide. Finally NOK Corp., a manufacturer and seller of sealant products and flexible circuit boards, contributed strong gains to the overall performance of the Fund following a recovery in demand for flexible circuit boards and sealant products during the period.

      In our opinion, Japan holds much investment promise, particularly as domestic demand shows signs of picking up. Though progress out of deflation has been slower than many market participants have expected, Japanese companies have been working hard to improve their competitiveness and restructuring their product portfolios, particularly in light of the increase in hostile take-over bids, and we expect the operating environment for many Japanese companies to improve over the medium term.

      INVESTING IN FOREIGN SECURITIES INVOLVES ADDITIONAL EXPENSES AND SPECIAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, FOREIGN TAXES AND POLITICAL AND ECONOMIC UNCERTAINTIES. INVESTMENTS IN EMERGING AND DEVELOPING MARKETS ARE SUBJECT TO GREATER VOLATILITY AND RISKS. GROWTH STOCKS MAY BE MORE VOLATILE THAN OTHER SECURITIES. VALUE INVESTING INVOLVES THE RISK THAT THE MARKET MAY NOT RECOGNIZE THAT SECURITIES ARE UNDERVALUED AND THEY MAY NOT APPRECIATE AS ANTICIPATED.

      THE FUND'S CONCENTRATION IN JAPANESE ISSUERS WILL EXPOSE IT TO THE RISKS OF ADVERSE SOCIAL, POLITICAL AND ECONOMIC EVENTS WHICH OCCUR IN JAPAN OR AFFECT THE JAPANESE MARKETS.


                        9 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until May 31, 2007. In the case of Class A, Class B, Class C, Class N and Class Y shares, performance is measured from inception of the classes of shares on January 31, 2007. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Tokyo Stock Price Index (the "Index"), an unmanaged composite index of all common stocks listed on the First Section of the Tokyo Stock Exchange. The Index cannot be purchased directly by investors. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index.


                       10 | OPPENHEIMER BARING JAPAN FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Baring Japan Fund (Class A)
   Tokyo Stock Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Oppenheimer Baring Japan      Tokyo Stock
                                           Fund (Class A)            Price Index
01/31/2007                                     $9,425                  $10,000
02/28/2007                                     $9,538                  $10,179
05/31/2007                                     $9,246                  $10,196

CUMULATIVE TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 5/31/07

Since Inception (1/31/07) -7.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5%; AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                       11 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Baring Japan Fund (Class B)
   Tokyo Stock Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Oppenheimer Baring Japan      Tokyo Stock
                                           Fund (Class B)            Price Index
01/31/2007                                     $10,000                $10,000
02/28/2007                                     $10,120                $10,179
05/31/2007                                     $ 9,300                $10,196

CUMULATIVE TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 5/31/07

Since Inception (1/31/07) -7.00%


                       12 | OPPENHEIMER BARING JAPAN FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Baring Japan Fund (Class C)
   Tokyo Stock Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Oppenheimer Baring Japan      Tokyo Stock
                                           Fund (Class C)            Price Index
01/31/2007                                    $10,000                  $10,000
02/28/2007                                    $10,110                  $10,179
05/31/2007                                    $ 9,692                  $10,196

CUMULATIVE TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 5/31/07

Since Inception (1/31/07) -3.08%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5%; AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                       13 | OPPENHEIMER BARING JAPAN FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Baring Japan Fund (Class N)
   Tokyo Stock Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Oppenheimer Baring Japan      Tokyo Stock
                                           Fund (Class N)            Price Index
01/31/2007                                    $10,000                  $10,000
02/28/2007                                    $10,120                  $10,179
05/31/2007                                    $ 9,702                  $10,196

CUMULATIVE TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 5/31/07

Since Inception (1/31/07) -2.98%


                       14 | OPPENHEIMER BARING JAPAN FUND

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Baring Japan Fund (Class Y)
   Tokyo Stock Price Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Oppenheimer Baring Japan      Tokyo Stock
                                           Fund (Class Y)            Price Index
01/31/2007                                      $10,000                $10,000
02/28/2007                                      $10,120                $10,179
05/31/2007                                      $ 9,810                $10,196

CUMULATIVE TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 5/31/07

Since Inception (1/31/07) -1.90%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5%; AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                       15 | OPPENHEIMER BARING JAPAN FUND

NOTES
-------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 1/31/07. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 1/31/07. Class B returns include the applicable contingent deferred sales charge of 5%. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 1/31/07. Class C returns include the contingent deferred sales charge of 1%. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 1/31/07. Class N shares are offered only through retirement plans. Class N returns include the contingent deferred sales charge of 1%. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 1/31/07. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                       16 | OPPENHEIMER BARING JAPAN FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, January 31, 2007 (commencement of operations) and held for the period ended May 31, 2007.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on December 1, 2006 and held for the six months ended May 31, 2007.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                       17 | OPPENHEIMER BARING JAPAN FUND

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   ENDING      EXPENSES
                                       BEGINNING   ACCOUNT     PAID DURING
                                       ACCOUNT     VALUE       THE PERIOD ENDED
                                       VALUE       (5/31/07)   MAY 31, 2007 1,2
--------------------------------------------------------------------------------
Class A Actual                         $1,000.00   $  981.00  $ 5.27
--------------------------------------------------------------------------------
Class A Hypothetical                    1,000.00    1,016.95    8.08
--------------------------------------------------------------------------------
Class B Actual                          1,000.00      979.00    7.74
--------------------------------------------------------------------------------
Class B Hypothetical                    1,000.00    1,013.21   11.86
--------------------------------------------------------------------------------
Class C Actual                          1,000.00      979.00    7.74
--------------------------------------------------------------------------------
Class C Hypothetical                    1,000.00    1,013.21   11.86
--------------------------------------------------------------------------------
Class N Actual                          1,000.00      980.00    6.09
--------------------------------------------------------------------------------
Class N Hypothetical                    1,000.00    1,015.71    9.34
--------------------------------------------------------------------------------
Class Y Actual                          1,000.00      981.00    4.44
--------------------------------------------------------------------------------
Class Y Hypothetical                    1,000.00    1,018.20    6.82

Hypothetical assumes 5% annual return before expenses.

1. Actual expenses paid are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 121/365 [to reflect the period from January 31, 2007 (commencement of operations) to May 31, 2007].

2. Hypothetical expenses paid are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Those expense ratios for the period from January 31, 2007 (commencement of operations) to May 31, 2007 are as follows:

CLASS        EXPENSE RATIOS
---------------------------
Class A          1.60%
---------------------------
Class B          2.35
---------------------------
Class C          2.35
---------------------------
Class N          1.85
---------------------------
Class Y          1.35

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager and Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                       18 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF INVESTMENTS  May 31, 2007
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--95.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--16.4%
--------------------------------------------------------------------------------
AUTO COMPONENTS--2.9%
NOK Corp.                                             15,900   $        318,784
--------------------------------------------------------------------------------
AUTOMOBILES--1.8%
Isuzu Motors Ltd.                                     41,000            201,275
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--4.2%
Matsushita Electric
Industrial Co.                                        22,000            466,039
--------------------------------------------------------------------------------
MULTILINE RETAIL--6.5%
Marui Co. Ltd.                                        35,200            424,887
--------------------------------------------------------------------------------
Takashimaya Co. Ltd.                                  25,000            288,528
                                                               -----------------
                                                                        713,415

--------------------------------------------------------------------------------
SPECIALTY RETAIL--1.0%
Bic Camera, Inc.                                          97            106,007
--------------------------------------------------------------------------------
CONSUMER STAPLES--4.2%
--------------------------------------------------------------------------------
BEVERAGES--1.5%
Oenon Holdings, Inc.                                  63,000            166,409
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Maruha Group, Inc.                                    55,000            108,915
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.7%
UNI-CHARM Corp.                                        3,400            189,546
--------------------------------------------------------------------------------
FINANCIALS--20.9%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.5%
Nomura Securities
Co. Ltd.                                              18,900            388,447
--------------------------------------------------------------------------------
COMMERCIAL BANKS--9.3%
Mitsubishi UFJ
Financial Group, Inc.                                     39            448,644
--------------------------------------------------------------------------------
Sumitomo Mitsui
Financial Group, Inc.                                     59            572,062
                                                               -----------------
                                                                      1,020,706

--------------------------------------------------------------------------------
CONSUMER FINANCE--1.3%
Ichinen Co. Ltd.                                      21,100            137,488
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--6.8%
Mitsui Fudosan
Co. Ltd.                                              15,000            472,062
--------------------------------------------------------------------------------
Sun Frontier
Fudousan Co. Ltd.                                        133            273,213
                                                               -----------------
                                                                        745,275

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE--0.7%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Mani, Inc.                                             1,400   $         73,624
--------------------------------------------------------------------------------
INDUSTRIALS--21.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.0%
Japan Aviation
Electronics Industry
Ltd.                                                   9,000            112,963
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--2.5%
Yusen Air & Sea
Service Co. Ltd.                                      12,100            277,892
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Prestige International,
Inc.                                                      56            106,754
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--3.1%
Shimizu Corp.                                         58,000            338,075
--------------------------------------------------------------------------------
MACHINERY--5.2%
Nachi-Fujikoshi Corp.                                 65,000            342,557
--------------------------------------------------------------------------------
SMC Corp.                                              1,800            226,590
                                                               -----------------
                                                                        569,147

--------------------------------------------------------------------------------
ROAD & RAIL--2.5%
Tokyu Corp.                                           40,000            275,431
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--5.8%
Mitsubishi Corp.                                       6,500            159,125
--------------------------------------------------------------------------------
Mitsui & Co. Ltd.                                     24,000            477,535
                                                               -----------------
                                                                        636,660

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--15.2%
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--7.9%
Hitachi Ltd.                                          82,000            604,743
--------------------------------------------------------------------------------
Omron Corp.                                            5,500            141,002
--------------------------------------------------------------------------------
Soshin Electric
Co. Ltd.                                              15,800            124,115
                                                               -----------------
                                                                        869,860

--------------------------------------------------------------------------------
IT SERVICES--1.6%
Nomura Research
Institute Ltd.                                         6,500            175,044
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.7%
Elpida Memory, Inc. 1                                  3,600            147,609
--------------------------------------------------------------------------------
Tokyo Seimitsu
Co. Ltd.                                               6,500            237,141


                       19 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
Towa Corp.                                            14,300   $        102,931
--------------------------------------------------------------------------------
Yamaichi Electronics
Co. Ltd.                                              19,200            142,935
                                                               -----------------
                                                                        630,616

--------------------------------------------------------------------------------
MATERIALS--17.2%
--------------------------------------------------------------------------------
CHEMICALS--12.4%
Mitsubishi Rayon Co. Ltd.                             47,000            302,073
--------------------------------------------------------------------------------
Nippon Shokubai Co. Ltd.                              32,000            285,871
--------------------------------------------------------------------------------
Nitto Denko Corp.                                      5,500            273,418
--------------------------------------------------------------------------------
Shin-Etsu Chemical Co.                                 7,500            502,876
                                                               -----------------
                                                                      1,364,238

--------------------------------------------------------------------------------
METALS & MINING--4.8%
Nippon Steel Corp.                                    75,000            524,448
                                                               -----------------
Total Common Stocks
(Cost $10,775,526)                                                   10,517,058

                                                                          VALUE
                                                                     SEE NOTE 1
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $10,775,526)                                      95.7%  $     10,517,058
--------------------------------------------------------------------------------
OTHER ASSETS
NET OF LIABILITIES                                       4.3            468,289
                                                   -----------------------------

NET ASSETS                                             100.0%  $     10,985,347
                                                   =============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       20 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES  May 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $10,775,526)--see accompanying statement of investments         $ 10,517,058
---------------------------------------------------------------------------------------------------------
Cash                                                                                             457,997
---------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $53,390)                                                           54,195
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Dividends                                                                                         46,397
Shares of beneficial interest sold                                                                 6,500
Due from Manager                                                                                   3,676
Investments sold                                                                                   1,473
Other                                                                                              1,886
                                                                                            -------------
Total assets                                                                                  11,089,182

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                            61,704
Legal, auditing and other professional fees                                                       28,090
Shareholder communications                                                                         8,575
Distribution and service plan fees                                                                 4,348
Trustees' compensation                                                                               571
Transfer and shareholder servicing agent fees                                                        215
Other                                                                                                332
                                                                                            -------------
Total liabilities                                                                                103,835

---------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                  $ 10,985,347
                                                                                            =============

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                  $      1,120
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    11,183,268
---------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                 37,090
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                    22,967
---------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets
and liabilities denominated in foreign currencies                                               (259,098)
                                                                                            -------------

NET ASSETS                                                                                  $ 10,985,347
                                                                                            =============


                       21 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $10,800,105 and 1,100,908 shares of beneficial interest outstanding)                          $  9.81
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                      $ 10.41
--------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $61,421 and 6,276 shares of beneficial interest outstanding)                                  $  9.79
--------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $118,582 and 12,117 shares of beneficial interest outstanding)                                $  9.79
--------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $4,258 and 434.379 shares of beneficial interest outstanding)                                 $  9.80
--------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $981 and 100 shares of beneficial interest outstanding)                  $  9.81

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       22 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF OPERATIONS  For the Period Ended May 31, 2007 1
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,982)                                      $     52,897
---------------------------------------------------------------------------------------------------------
Interest                                                                                           9,613
                                                                                            -------------
Total investment income                                                                           62,510

---------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------
Management fees                                                                                   35,102
---------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                            4,446
Class B                                                                                              208
Class C                                                                                              181
Class N                                                                                                3
---------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                              502
Class B                                                                                               86
Class C                                                                                               86
---------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                            8,521
Class B                                                                                            1,577
Class C                                                                                            1,548
---------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                       28,090
---------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                               608
---------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                          339
---------------------------------------------------------------------------------------------------------
Other                                                                                                452
                                                                                            -------------
Total expenses                                                                                    81,749
Less waivers and reimbursements of expenses                                                      (24,813)
                                                                                            -------------
Net expenses                                                                                      56,936

---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                              5,574

---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                       18,947
Foreign currency transactions                                                                     31,987
                                                                                            -------------
Net realized gain                                                                                 50,934
---------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on:
Investments                                                                                     (123,431)
Translation of assets and liabilities denominated in foreign currencies                         (135,667)
                                                                                            -------------
Net change in unrealized depreciation                                                           (259,098)

---------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $   (202,590)
                                                                                            =============

1. For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       23 | OPPENHEIMER BARING JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

PERIOD ENDED MAY 31,                                                                                2007 1
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                                                                       $      5,574
----------------------------------------------------------------------------------------------------------
Net realized gain                                                                                 50,934
----------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                           (259,098)
                                                                                            --------------
Net decrease in net assets resulting from operations                                            (202,590)

----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                                       10,900,576
Class B                                                                                           61,440
Class C                                                                                          118,654
Class N                                                                                            3,267
Class Y                                                                                               --
                                                                                            --------------
                                                                                              11,083,937

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Total increase                                                                                10,881,347
----------------------------------------------------------------------------------------------------------
Beginning of period                                                                              104,000 2
                                                                                            --------------
End of period (including accumulated net investment income of $37,090 for the period
ended May 31, 2007)                                                                         $ 10,985,347
                                                                                            ==============

1. For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2. Reflects the value of the Manager's initial seed money investment on November 13, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       24 | OPPENHEIMER BARING JAPAN FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             CLASS A     CLASS B     CLASS C
PERIOD ENDED MAY 31,                            2007 1      2007 1      2007 1
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period        $  10.00    $  10.00    $  10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                   .01        (.01)       (.01)
Net realized and unrealized loss                (.20)       (.20)       (.20)
                                            ------------------------------------
Total from investment operations                (.19)       (.21)       (.21)
--------------------------------------------------------------------------------

Net asset value, end of period              $   9.81    $   9.79    $   9.79
                                            ====================================

--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3             (1.90)%     (2.10)%     (2.10)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 10,800    $     61    $    119
--------------------------------------------------------------------------------
Average net assets (in thousands)           $ 10,558    $     63    $     56
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                    0.16%      (0.19)%     (0.31)%
Total expenses                                  2.21%      10.73% 5    12.13% 5
Expenses after waivers, payments and/or
reimbursements and reduction to custodian
expenses                                        1.60%       2.35%       2.35%
--------------------------------------------------------------------------------
Portfolio turnover rate                           24%         24%         24%

1. For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. The fiscal 2007 total expense ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund's limited operating history.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       25 | OPPENHEIMER BARING JAPAN FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                           CLASS N    CLASS Y
PERIOD ENDED MAY 31,                                          2007 1     2007 1
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.00   $  10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) 2                                (.03)       .01
Net realized and unrealized gain loss                         (.17)      (.20)
                                                           ---------------------
Total from investment operations                              (.20)      (.19)
--------------------------------------------------------------------------------
Net asset value, end of period                             $  9.80   $   9.81
                                                           =====================

--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                           (2.00)%    (1.90)%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $     4   $      1
--------------------------------------------------------------------------------
Average net assets (in thousands)                          $     2   $      1
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                 (0.85)%     0.30%
Total expenses                                                2.92%      1.86%
Expenses after waivers, payments and/or reimbursements
and reduction to custodian expenses                           1.85%      1.35%
--------------------------------------------------------------------------------
Portfolio turnover rate                                         24%        24%

1. For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       26 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Baring Japan Fund (the Fund), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with Baring Asset Management, Inc.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all


                       27 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                       28 | OPPENHEIMER BARING JAPAN FUND

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

      The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
UNDISTRIBUTED        UNDISTRIBUTED          ACCUMULATED        OTHER INVESTMENTS
NET INVESTMENT           LONG-TERM                 LOSS       FOR FEDERAL INCOME
INCOME                        GAIN        ARRYFORWARD 1             TAX PURPOSES
--------------------------------------------------------------------------------
$144,287                       $--                  $--                 $342,936

1. During the fiscal year ended May 31, 2007, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for May 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                   INCREASE TO       REDUCTION TO
                                   ACCUMULATED    ACCUMULATED NET
              REDUCTION TO      NET INVESTMENT      REALIZED GAIN
              PAID-IN CAPITAL           INCOME   ON INVESTMENTS 2
              ---------------------------------------------------
              $3,549                   $31,516            $27,967

2. $768 was distributed in connection with Fund share redemptions.

No distributions were paid during the period ended May 31, 2007.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                       29 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

             Federal tax cost of securities          $  10,859,364
             Federal tax cost of other investments        (374,902)
                                                     -------------
             Total federal tax cost                  $  10,484,462
                                                     =============

             Gross unrealized appreciation           $     281,059
             Gross unrealized depreciation                (623,995)
                                                     -------------
             Net unrealized depreciation             $    (342,936)
                                                     =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                       30 | OPPENHEIMER BARING JAPAN FUND

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  PERIOD ENDED MAY 31, 2007 1,2
                                                     SHARES              AMOUNT
--------------------------------------------------------------------------------
CLASS A
Sold                                              1,127,858        $ 11,265,144
Redeemed                                            (36,950)           (364,568)
                                                  ------------------------------
Net increase                                      1,090,908        $ 10,900,576
                                                  ==============================

--------------------------------------------------------------------------------
CLASS B
Sold                                                 12,461        $    123,985
Redeemed                                             (6,285)            (62,545)
                                                  ------------------------------
Net increase                                          6,176        $     61,440
                                                  ==============================

--------------------------------------------------------------------------------
CLASS C
Sold                                                 13,400        $    132,109
Redeemed                                             (1,383)            (13,455)
                                                  ------------------------------
Net increase                                         12,017        $    118,654
                                                  ==============================

--------------------------------------------------------------------------------
CLASS N
Sold                                                    334        $      3,267
Redeemed                                                 --                  --
                                                  ------------------------------
Net increase                                            334        $      3,267
                                                  ==============================


                       31 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                                   PERIOD ENDED MAY 31, 2007 1,2
                                                      SHARES              AMOUNT
--------------------------------------------------------------------------------
CLASS Y
Sold                                                      --        $         --
Redeemed                                                  --                  --
                                                   -----------------------------
Net increase (decrease)                                   --        $         --
                                                   =============================

1. For the period from January 31, 2007 (commencement of operations) to May 31, 2007.

2. The Fund sold 10,000 Class A shares at a value of $100,000 and 100 Class B, C, N and Y shares at a value of $1,000 to the Manager upon seeding of the Fund on November 13, 2006.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the period ended May 31, 2007, were as follows:

                                           PURCHASES        SALES
              ---------------------------------------------------
              Investment securities      $13,226,635   $2,496,902

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

              FEE SCHEDULE
              ---------------------------------
              Up to $250 million          1.00%
              Next $250 million           0.95
              Next $500 million           0.90
              Over $1.0 billion           0.85

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains Baring Asset Management, Inc. (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. The Manager pays the Sub-Advisor an annual fee equal to 40% of the management fee received by the Manager from the Fund. For the period ended May 31, 2007, the Manager paid $14,040 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended May 31, 2007, the Fund paid $399 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.


                       32 | OPPENHEIMER BARING JAPAN FUND

--------------------------------------------------------------------------------
OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all offering and organizational costs associated with the registration and seeding of the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends. The Distributor's aggregate uncompensated expenses under the plan at March 31, 2007 for Class B and Class C shares were $59 and $626, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.


                       33 | OPPENHEIMER BARING JAPAN FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

                                     CLASS A         CLASS B         CLASS C         CLASS N
                     CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                   FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
               SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                 RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
PERIOD ENDED     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------------------
May 31, 2007             $--             $--             $--             $--             $--

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has agreed to waive its management fees and/or reimburse expenses such that expenses after payments, waiver and/or reimbursements and reduction to custodian expenses for Class A shares do not exceed 1.60% of average daily net assets, Class B and Class C shares will each not exceed 2.35% of average daily net assets, Class N shares will not exceed 1.85% of average daily net assets and Class Y shares will not exceed 1.35% of average daily net assets. During the period ended May 31, 2007, the Manager reimbursed the Fund $21,245, $1,728, $1,772, $6 and $2 for Class A, Class B, Class C, Class N and Class Y shares, respectively. These undertakings are voluntary and may be amended or withdrawn at any time.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the period ended May 31, 2007, OFS waived $25 and $35 for Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of May 31, 2007, the Fund had no outstanding foreign currency contracts.


                       34 | OPPENHEIMER BARING JAPAN FUND

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of May 31, 2007, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of May 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                       35 | OPPENHEIMER BARING JAPAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER BARING JAPAN FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Baring Japan Fund, including the statement of investments, as of May 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period January 31, 2007 (commencement of operations) to May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Baring Japan Fund as of May 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period January 31, 2007 (commencement of operations) to May 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
July 16, 2007


                       36 | OPPENHEIMER BARING JAPAN FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended May 31, 2007 are eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 31, 2007 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $55,324 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $375 of foreign income taxes paid by the Fund during the fiscal year ended May 31, 2007. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $40,179 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       37 | OPPENHEIMER BARING JAPAN FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC toll-free at 1-800-SEC-0330.


                       38 | OPPENHEIMER BARING JAPAN FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Fund's advisory and sub-advisory agreements (the "Agreements"). For purposes of considering the initial approval of the Agreements, the Manager provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's and Sub-Advisor's services to be provided, (ii) the fees and expenses of the Fund, including comparative expense information, (iii) the profitability of the Manager and its affiliates, including an analysis of the anticipated cost of providing services by the Manager and its affiliates, (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (v) other benefits that the Manager and Sub-Advisor may receive from their relationship with the Fund.

      NATURE AND EXTENT OF SERVICES. In considering the initial approval of the Agreements, the Board considered information about the nature and extent of the services to be provided to the Fund and information regarding the Manager's and Sub-Advisor's key personnel who provide such services. The Manager's and Sub-Advisor's duties include providing the Fund with the services of the portfolio managers and the investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager and Sub-Advisor are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager and Sub-Advisor also provide the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services provided and the quality of the Manager's and Sub-Advisor's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's and Sub-Advisor's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's and Sub-Advisor's personnel and the size and functions of its staff. In its evaluation of the quality of


                       39 | OPPENHEIMER BARING JAPAN FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

the portfolio management services provided, the Board considered the experience of Joji Maki, the portfolio manager for the Fund. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the boards of other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of service agreements of other funds managed by the Manager. In light of the foregoing, the Board concluded that the Fund will benefit from the services to be provided under the Agreements and from the Manager's and Sub-Adviser's experience, reputation, personnel, operations, and resources.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees to be paid to the Manager and its affiliates and to the Sub-Advisor, and the other expenses that will be borne by the Fund. The Board also evaluated the comparability of the fees to be charged and the services to be provided to the Fund to the fees and services for other clients or accounts advised by the Manager. An independent consultant provided comparative data in regard to the fees and anticipated expenses of the Fund and the fees and expenses of other funds that concentrate their investments in equity securities of Japanese companies and funds with comparable asset levels and distribution features. The Board noted that the Manager has agreed to voluntarily waive management fees and/or reimburse the Fund for certain expenses so that total annual fund operating expenses will not exceed 1.60% for Class A shares and 2.35% for Class B shares and Class C shares, 1.85% for Class N shares and 1.35% for Class Y shares. The Board noted that the Fund's contractual management fees are higher than its peer group average. The Board also noted that the Manager, not the Fund, pays the Sub-Adviser's fee under the sub-advisory agreement.

      ECONOMIES OF SCALE. The Board considered the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the extent to which those economies of scale would benefit the Fund's shareholders. The Board also noted the Fund's breakpoints, which are intended to share economies of scale that may exist as the Fund grows with its shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's estimated costs in serving as the Fund's investment adviser, including the fee paid to the Sub-Advisor, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's potential profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to provide significant services to the Fund and its shareholders. In addition to considering the


                       40 | OPPENHEIMER BARING JAPAN FUND
profits that may be realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager and the Sub-Advisor may receive as a result of their relationship with the Fund, including compensation paid to the Manager's affiliates for services provided and research that may be provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements).

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager and the Sub-Advisor within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services to be provided to the Fund by the Manager and the Sub-Advisor would be a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation to be received by the Manager and its affiliates and the Sub-Advisor are reasonable in relation to the services to be provided. Accordingly, the Board approved the Agreements for an initial period of two years. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.


                       41 | OPPENHEIMER BARING JAPAN FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE   PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE      HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

BRIAN F. WRUBLE,                  General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995); Director of
Chairman of the Board             Special Value Opportunities Fund, LLC (registered investment company) (since September 2004);
of Trustees (since 2007),         Investment Advisory Board Member of Zurich Financial Services (insurance) (since October 2004);
Trustee (since 2006)              Board of Governing Trustees of The Jackson Laboratory (non-profit) (since August 1990); Trustee
Age: 64                           of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Special
                                  Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January
                                  1999-September 2004) and Managing Principal (1997-December 1998); Trustee of Research Foundation
                                  of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August 1990-September 2001) (economics research); Director of Ray & Berendtson,
                                  Inc. (May 2000-April 2002) (executive search firm). Oversees 62 portfolios in the
                                  OppenheimerFunds complex.

MATTHEW P. FINK,                  Trustee of the Committee for Economic Development (policy research foundation) (since 2005);
Trustee (since 2006)              Director of ICI Education Foundation (education foundation) (since October 1991); President of
Age: 66                           the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI
                                  Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 52 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A director or trustee of other Oppenheimer funds. Oversees 62 portfolios in the OppenheimerFunds
Trustee (since 2006)              complex
Age: 73

PHILLIP A. GRIFFITHS,             Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979)
Trustee (since 2006)              of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI
Age: 68                           Lumonics Inc. (precision medical equipment supplier) (since 2001); Senior Advisor of The Andrew
                                  W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the
                                  American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign
                                  Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study
                                  (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke
                                  University (1983-1991). Oversees 52 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice
Trustee (since 2006)              President and General Auditor of American Express Company (financial services company) (July
Age: 64                           1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Managing Director of Public Capital Advisors, LLC (privately-held financial adviser) (since
Trustee (since 2006)              2006); Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since
Age: 55                           2002); Managing Director of Carmona Motley, Inc. (privately-held financial adviser) (since
                                  January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council
                                  on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America,
                                  Member of the Investment Committee and Board of Human Rights


                       42 | OPPENHEIMER BARING JAPAN FUND

JOEL W. MOTLEY,                   Watch and the Investment Committee of Historic Hudson Valley. Oversees 52 portfolios in the
Continued                         OppenheimerFunds complex.

KENNETH A. RANDALL, 1             Director of Dominion Resources, Inc. (electric utility holding company) (February 1972-October
Trustee (since 2006)              2005); Former Director of Prime Retail, Inc. (real estate investment trust), Dominion Energy Inc.
Age: 80                           (electric power and oil & gas producer), Lumberman's Mutual Casualty Company, American Motorists
                                  Insurance Company and American Manufacturers Mutual Insurance Company; Former President and Chief
                                  Executive Officer of The Conference Board, Inc. (international economic and business research).
                                  Oversees 52 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,         Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive
Trustee (since 2006)              recruiting) (since 1993); Life Trustee of International House (non-profit educational
Age: 75                           organization); Former Trustee of the Historical Society of the Town of Greenwich; Former Director
                                  of Greenwich Hospital Association; Founder, Chairman and Chief Executive Officer of Russell
                                  Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st Lt. Strategic
                                  Air Command, U.S. Air Force (1954-1958). Oversees 52 portfolios in the OppenheimerFunds complex.

JOSEPH M. WIKLER,                 Director of the following medical device companies: Medintec (since 1992) and Cathco (since
Trustee (since 2006)              1996); Director of Lakes Environmental Association (since 1996); Member of the Investment
Age: 66                           Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of
                                  Fortis/Hartford mutual funds (1994-December 2001). Oversees 52 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                    President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since
Trustee (since 2006)              1994); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing
Age: 59                           and production) (1996-2006); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                                  Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City
                                  (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                       YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the
Trustee, President and            Manager (September 2000-March 2007); President and a director or trustee of other Oppenheimer
Principal Executive Officer       funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent
(since 2006)                      holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
Age: 58                           Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                  Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,

1. As of 6/30/07, Kenneth Randall has retired.


                       43 | OPPENHEIMER BARING JAPAN FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

JOHN V. MURPHY,                   Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and
Continued                         Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation
                                  and OFI Private Investments, Inc. (since July 2001); President (since November 1, 2001) and
                                  Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President
                                  of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997);
                                  Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC)
                                  (since June 1995); Member of the Investment Company Institute's Board of Governors (since October
                                  3, 2003); Chief Operating Officer of the Manager (September 2000-June 2001); President and
                                  Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies)
                                  (November 1999-November 2001); Director of C.M. Life Insurance Company (September 1999-August
                                  2000); President, Chief Executive Officer and Director of MML Bay State Life Insurance Company
                                  (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank
                                  (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 102 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                    THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
OF THE FUND                       MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                  MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief          President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer                Shareholder Services, Inc. (since June 1983). Former Vice President and Director of Internal
(since 2006)                      Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds
Age: 56                           complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership
Officer (since 2006)              Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 47                           OppenheimerFunds International Ltd. (since May 2000), OppenheimerFunds plc (since May 2000), OFI
                                  Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                  (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief
                                  Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                  2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management
                                  Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                  Principal and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division
                                  (March 1995-March 1999). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Vice President of the Manager (since February 2007); Assistant Vice President of the Manager
Assistant Treasurer               (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November
(since 2006)                      1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2006)                      Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 37                           Services, Inc. (September 2000-May 2001). An officer of 102 portfolios in the OppenheimerFunds complex.


                       44 | OPPENHEIMER BARING JAPAN FUND

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Secretary (since 2006)            Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
Age: 58                           of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
                                  General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                  General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                  Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                  Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private
                                  Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                  Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                  International Ltd. (September 1997-November 2001). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2006)                      (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                           Services Inc. (formerly, PaineWebber Incorporated). An officer of 102 portfolios in the
                                  OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary               Vice President (2001-September 2004); Director (2000-September 2004) and Vice President
(since 2006)                      (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the
Age: 43                           OppenheimerFunds complex.

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2006)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 41                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                       45 | OPPENHEIMER BARING JAPAN FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $20,700 in fiscal 2007 and no such fees in fiscal 2006.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $55,000 for fiscal 2007 and no such fees in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control review.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $55,000 in fiscal 2007 and no such fees for fiscal 2006 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 05/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Baring Japan Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 07/12/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 07/12/2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 07/12/2007